UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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288 Christian Street

Oxford, CT 06478

(203) 266-2103

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on September 23, 2015

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at: www.vstocktransfer.com/proxy

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 23, 2015

To the Stockholders of Nxt-ID, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Nxt-ID, Inc., a Delaware corporation, will be held on September 23, 2015 at 9:00 a.m. (Eastern Standard Time) at 288 Christian Street, HC 2nd Floor, Oxford, CT 06478, for the following purpose:

1. To elect four (4) members of the Company’s Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2. To consider and vote on a proposal to ratify the Board’s selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015 (“Proposal No. 2”); and

3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.0001 par value per share (the “Common Stock”), at the close of business on August 11, 2015 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Nxt-ID, Inc., Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Oxford, Connecticut	By Order of the Board of Directors,

August 21, 2015	/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

PROXY STATEMENT FOR MEETING OF STOCKHOLDERS	1
Information Concerning the Proxy Materials and the Annual Meeting	1
Voting Procedures and Vote Required Delivery of Documents to Security Holders Sharing an Address	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

ELECTION OF DIRECTORS (Proposal No. 1)	4

CORPORATE GOVERNANCE	6
Board of Directors	6
Director Independence	6
Board Meetings and Attendance	6
Annual Meeting Attendance	6
Stockholder Communications with the Board	6
Board Committees	6
Family Relationships	7
Involvement in Certain Legal Proceedings	8
Leadership Structure of the Board	8
Director Nomination Procedures	8
Risk Oversight	8

DIRECTOR COMPENSATION	9

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	10

EXECUTIVE OFFICER COMPENSATION	11
Compensation Discussion and Analysis	11
Summary Compensation Table for Fiscal Years 2014 and 2013	12
Employment Agreements	12
Other Compensation	12
Outstanding Equity Awards at 2014 Fiscal Year End	13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	14

COMPENSATION COMMITTEE REPORT	15

AUDIT COMMITTEE REPORT	16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	18

FUTURE STOCKHOLDER PROPOSALS	19

EXPENSES AND SOLICITATION	19

OTHER BUSINESS	19

ADDITIONAL INFORMATION	19

APPENDIX A – AUDIT COMMITTEE CHARTER	A-1

APPENDIX B – COMPENSATION COMMITTEE CHARTER	B-1

APPENDIX C – CORPORATE GOVERNANCE AND NOMINATION COMMITTEE CHARTER	C-1

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, Nxt-ID, Inc., a Delaware corporation, is referred to as “Nxt-ID,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at our Annual Meeting of our Stockholders to be held at 9:00 a.m. (Eastern Time) on September 23, 2015, at 288 Christian Street, HC 2nd Floor, Oxford, CT 06478, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, $0.0001 par value per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August 21, 2015.

Only stockholders of record as of the close of business on August 11, 2015 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of August 11, 2015, 27,541,974 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Gino M. Pereira is named as attorney-in-fact in the proxy. Mr. Pereira is our Chairman and Chief Executive Officer. Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect four (4) members of our Board of Directors, each to serve until the 2016 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); and (ii) a proposal to ratify the Board’s selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015 (“Proposal No. 2”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

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All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).  Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal 1 is considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chairman and Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Security Holders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials, to the Company at Corporate Secretary, 288 Christian Street, Oxford, CT 06478 telephone: (203) 266-2103.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 11, 2015, by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of August 11, 2015. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of August 11, 2015 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Nxt-ID, Inc., 288 Christian Street, Oxford, CT 06478.

Name and address of beneficial owner:	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock(1)
5% Stockholders:
None, other than as listed in “Directors and Officers” below
Directors and Officers:
Gino M. Pereira Chairman and Chief Executive Officer	9,918,738	36.0%
Vincent S. Miceli Vice President and Chief Financial Officer	77,200	*
David Tunnell Chief Technology Officer	7,594,208	27.6%
Major General David R. Gust, USA, Ret. Director	70,310	*
Michael J. D’Almada-Remedios, PHD Director	23,977	*
Daniel P. Sharkey Director	20,185	*
Directors and Officers as a group (6 persons)	17,704,618	64.3%

*	Less than 1%

(1)	Based on 27,541,974 shares of Common Stock issued and outstanding as of August 11, 2015. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

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ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the 2016 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Gino M. Pereira	57	Inception
Major General David R. Gust, USA, Ret.	72	Inception
Michael J. D’Almada-Remedios, PhD	52	September 26, 2013
Daniel P. Sharkey	58	June 23, 2014

Gino M. Pereira, Chairman, Chief Executive Officer, and Director

Mr. Pereira, one of our co-founders, has served as the Chief Executive Officer and director, from the date of inception of the Company. He was also our Chief Financial Officer from inception until September 28, 2014. Mr. Pereira has over 30 years of executive, operational and financial experience with technology companies in the United States, Europe and the Far East. He has also helped to develop several technology start-ups as well as served in an executive capacity in a large multinational public company. Mr. Pereira was Chief Financial Officer and later Chief Executive Officer of Technest Holdings Inc., a publicly quoted defense contracting company, from 2004 to 2011. Technest Holdings operated subsidiaries EOIR Technologies, Inc. and Genex Technologies, Inc. Mr. Pereira is a Fellow of the Chartered Association of Certified Accountants (UK) and has an MBA, with a specialty in finance, from the Manchester Business School in England.

Mr. Pereira brings to the Board significant expertise in the biometric and software recognition industries, as well as experience in international business technology and extensive management and operating experience. Having founded and/or operated companies in similar or related industries during the past 15 years, provides the board with unparalleled knowledge of the Company and its operations and an understanding of the markets the Company operates in.

Major General David R. Gust, USA, Ret., Director

General Gust has served as a director of the Company from the date of the Company’s inception. General Gust presently does consulting work for his own company, David R. Gust & Associates, LLC which he formed in June 2009. Between April 2007 and May 2009, General Gust was the President of USfalcon, a privately-held company working with the U.S. Defense sector, primarily in information technology. Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc. from November 2004 to March 2007. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Company from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service.

His General Officer assignments included Program Executive Officer, Communications Systems (PEO-Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO-IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA).

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His final assignment at the Army Materiel Command included serving as the Chairman of the Source Selection Advisory Council for the Tactical Unmanned Aerial Vehicle procurement and supervising preparation of the acquisition procurement package for the Stryker combat vehicle. General Gust received his B.S. in Electrical Engineering from the University of Denver and Master’s Degrees in Systems Management and National Security and Strategy from the University of Southern California and the United States Naval War College, respectively.

General Gust brings to the Board valuable business expertise, particularly expertise in defense and Homeland security market segments due to his significant experience as a director of a publicly held companies and his substantial experience gained as a member of the US Armed Services.

Michael J. D’Almada-Remedios, PhD, Director

Dr. Remedios had served as a director of the Company since September 26, 2013. Dr. Remedios’ background includes a successful track record for product innovation and development, outsourcing, global platform integration, massive-scale/hyper-growth operations, and building/developing teams from 50 to over 500 people. His key accomplishments at each company consistently show impressive gains in sales, profitability and global expansion into new markets.

In March 2014, Dr. Remedios joined WorldVentures as the Chief Technology Officer. WorldVentures is a leading international direct seller of vacation club memberships and a as a result of its significant growth over the last three years it is ranked as one of America’s fastest growing private companies. Between January 2011 and September 2013 he was Chief Information Officer for Arbonne International, a billion dollar global cosmetics company. From February 2009 to December 2010 he was a Vice-President at Expedia, Inc. and was responsible for all technologies, product development and technical operations for Hotels.com and Venere brands, including “One H”, the global integration of business and technology for Hotels.com and Expedia, Inc.

Prior to February 2009 Dr. Remedios was Chief Technology Officer for Realtor.com and Shopping.com, a subsidiary of eBay, Inc.  At eBay he was a member of the eBay Inc. Technology Board for eBay, PayPal and Skype. He was also a key member of the eBay Inc. workgroup for defining and driving the next-generation consumer experience “Finding 2.0”, “on-eBay” and the Advertising and Distributed Commerce Network offering “off-eBay”.

Earlier in his career, he was Global Chief Information Officer for the Travelocity group of companies and President and Chief Operating Officer of Bluelight.com, a subsidiary of Kmart. Dr. Remedios began his career as Vice President and Manager, Systems Integration & Development at Wells Fargo Bank, Consumer Banking Group.

Dr. Remedios has a PhD in Computer Control and Fluid Dynamics from the University of Nottingham in England and a B.Sc. in Physics and Computer Science from Kings College, University of London in England.

Dr. Remedios brings to the Board valuable business experience, particularly expertise in eCommerce and hyper growth companies.

Daniel P. Sharkey, Director

Mr. Sharkey has served as a director of the Company since June 23, 2014. Mr. Sharkey’s background includes 36 years of broad experience with finance and business development for technology companies. His key accomplishments in his prior engagements focused on serving as a public company chief financial officer as well as expanding technology companies into new marketplaces and plotting and implementing successful, long-term growth strategies. Between 2007 and 2014, Mr. Sharkey was Executive Vice President of Business Development for ATMI, a publicly traded semi-conductor company. Mr. Sharkey originally joined ATMI as Chief Financial Officer in 1990 and served as ATMI’s chief financial officer from 1990 to 2007.

From 1987 to 1990, Mr. Sharkey was Vice President of Finance for Adage, a publicly traded computer graphics manufacturer. From 1983 to 1987, Mr. Sharkey served as Corporate Controller for CGX Corporation, a venture capital backed, privately held, computer graphics manufacturer that merged with Adage in 1987. Mr. Sharkey was a Certified Public Accountant for KPMG from 1978 to 1983.

Mr. Sharkey earned a Bachelor of Arts degree in Economics and Accounting from the College of the Holy Cross in Worcester, Massachusetts. Mr. Sharkey brings to the Board valuable experience gained from his prior experience as a chief financial officer of a NASDAQ listed company as well as his many years of strategic planning and investor relations experience.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the four (4) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE FOUR (4) DIRECTOR NOMINEES.

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 CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our board of directors currently consists of four (4) members: Gino M. Pereira; Major General David R. Gust USA, Ret.; Michael J. D’Almada-Remedios, PhD; and Daniel P. Sharkey. All of our directors will serve until our next annual meeting and until their successors are duly elected and qualified.

As we are listed on NASDAQ, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our board affirmatively determined that Major General David R. Gust USA, Ret., Michael J. D’Almada-Remedios, PhD, and Daniel P. Sharkey, are “independent” directors, as that term is defined in the Nasdaq Stock Market Rules.

Board Meetings and Attendance

During fiscal 2014, the Board held one (1) physical and telephonic meeting. Except for Michael J. D’Almada-Remedios, PhD, no incumbent director attended, either in person or via telephone, fewer than seventy-five percent (75%) of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s three (3) then-sitting directors attended our 2014 Annual Meeting of Stockholders, which was held in Palm Bay, Florida on June 18, 2014.

Stockholder Communications with the Board

Stockholders s wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Gino Pereira, Chief Executive Officer, Nxt-ID, Inc., 288 Christian Street, Oxford, CT 06478. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors currently has the following committees:

Audit Committee– Daniel P. Sharkey*(+), David R. Gust, Michael J. D’Almada-Remedios, PhD

Compensation Committee – David R. Gust*, Daniel P. Sharkey, Michael J. D’Almada-Remedios, PhD

Corporate Governance and Nomination Committee – David R. Gust*, Daniel P. Sharkey, Michael J. D’Almada-Remedios, PhD

* --Indicates Committee Chair

(+)—Indicated Committee Financial Expert

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Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

●	evaluates the independent registered public accounting firm’s qualifications, independence and performance;

●	determines the engagement of the independent registered public accounting firm;

●	reviews and approves the scope of the annual audit and the audit fee;

●	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

●	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

●	reviews our critical accounting policies and estimates; and

●	annually reviews the Audit Committee’s charter and the Audit Committee’s performance.

The Audit Committee operates under a written charter adopted by the Board of Directors that satisfies the applicable standards of NASDAQ.

In 2014, the Audit Committee held one (1) physical and telephonic meeting, at which all of the members of the then current Audit Committee were present.

The Audit Committee’s charter is attached as Appendix A to this Proxy Statement.

Compensation Committee

Our Compensation Committee reviews and recommends policies relating to the compensation and benefits of our officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and makes recommendations to the board of directors regarding compensation of these officers based on such evaluations. The Compensation Committee administers the issuance of stock options and other awards under our stock plans. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee.

The Compensation Committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of NASDAQ.

In 2014, the Compensation Committee held one (1) physical and telephonic meetings, at each of which all members of the then current Compensation Committee were present.

The Compensation Committee’s charter is attached as Appendix B to this Proxy Statement.

Corporate Governance and Nomination Committee

Our Corporate Governance and Nomination Committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the board of directors; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines, and; reviewing and recommending changes to the charters of other board committees. In addition, the Corporate Governance and Nomination Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters.

In 2014, the Corporate Governance and Nomination Committee held zero (0) physical and telephonic meetings.

The Corporate Governance and Nomination Committee’s charter is attached as Appendix C to this Proxy Statement.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

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Involvement in Certain Legal Proceedings

Except as described below, to the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On September 29, 2014, Vincent S. Miceli joined the Company as Vice-President and Chief Financial Officer. Prior to joining the Company, Mr. Miceli was the Vice-President and Chief Financial Officer/Treasurer of Panolam Industries International, Inc., a privately held company engaged primarily in the design, manufacture and distribution of decorative and industrial laminates. Mr. Miceli was employed by Panolam from May 2006 to mid-December 2013. On November 4, 2009, Panolam filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware seeking relief under the provisions of chapter 11 of title 11 of the United States Code in order to facilitate a change in the company’s ownership and to restructure its debt that originated from a leveraged buyout that was already in place before Mr. Miceli joined the company. Mr. Miceli played an integral role in the prepackaged restructuring process which was completed within 30 days with no adverse effect on the company’s customers, vendors or employees.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman of the Board, Gino M. Pereira, also serves as the Company’s Chief Executive Officer.

Director Nomination Procedures

There have been no material changes to the procedures by which security holders may recommend nominees to our Board of Directors.

Risk Oversight

The Board and our management oversee risk management directly. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

8

DIRECTOR COMPENSATION

Director Compensation for Fiscal 2014

Effective with the fourth quarter of our 2014 fiscal year, our non-employee directors will now receive $60,000 annually for serving on our Board, which is paid quarterly in stock. Prior to the fourth quarter of 2014, our non-employee directors received $20,000 annually for serving on our Board. The following table reflects all compensation awarded to, earned by or paid to the Company’s directors for the fiscal year ended December 31, 2014.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Major General David R. Gust, USA, Ret.	-	30,000	(1)	-	-	-	732	(4)	30,732
Michael J. D’Almada-Remedios, PhD	-	30,000	(2)	-	-	-	3,211	(5)	33,211
Daniel P. Sharkey	-	20,000	(3)	-	-	-	-		20,000

(1)	Major General David R. Gust, received 11,313 shares of common stock at an average price of approximately $2.65 per share.
(2)	Michael J. D’Almada-Remedios received 11,313 shares of common stock at an average price of approximately $2.65 per share.
(3)	Daniel P. Sharkey received 8,771 shares of common stock at an average price of approximately $2.28 per share.
(4)	Major General David R. Gust, received $732 for reimbursement of travel related expenses for a board meeting held on November 18, 2014 in Oxford, CT.
(5)	Michael J. D’Almada-Remedios received $3,211 for reimbursement of travel related expenses for a board meeting held on November 18, 2014 in Oxford, CT.

9

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Gino M. Pereira	57	Chief Executive Officer
Vincent S. Miceli	57	Vice President and Chief Financial Officer
David Tunnell	50	Chief Technology Officer

Biographical information about Gino M. Pereira appears on page 4 above.

Vincent S. Miceli, Vice President and Chief Financial Officer

Mr. Miceli has served as a Vice-President and Chief Financial Officer of the Company since September 29, 2014. Mr. Miceli has over 30 years of experience in executive, financial and operational management for companies based primarily in the United States. Prior to joining the Company, from May 2006 to mid-December 2013 Mr. Miceli was Vice-President and Chief Financial Officer/Treasurer of Panolam Industries International, Inc., a privately held company which primarily designs, manufactures, and distributes decorative and industrial laminates.. From 2004 to 2006, Mr. Miceli was the Chief Financial Officer and Corporate Controller of Opticare Health Systems, Inc., a company that provides integrated eye care services. Prior to 2004, Mr. Miceli held senior accounting positions at Amphenol Corporation and United Technologies, Inc. Mr. Miceli holds a BS degree in accounting from Quinnipiac College, an MBA, with a concentration in Finance, from the University of Hartford and he is an affiliate member of both the AICPA and Connecticut Society of Certified Public Accountants.

David Tunnell, Chief Technology Officer

Mr. Tunnell, one of our co-founders, has served as the Chief Technology Officer from the date of inception of the Company. Mr. Tunnell is an expert in biometrics and is the inventor of a variety of miniature technologies for remote distributed sensors. Mr. Tunnell has over 23 years of experience in developing high-technology solutions for the US Government. From 2003 to 2011, he was the divisional director of 3D identification products at Technest Holdings Inc. Prior to that he was at the National Security Agency (NSA) serving in operations, support, and development and later at L3 Communications where he served as Director of Engineering, overseeing the development of SIGINT solutions and served as the primary interface with customers, bridging the gap between customer requirements and system design and engineering. He also managed technical personnel, budgets, schedules, and technical direction. Mr. Tunnell earned a Masters in Technical Management (MSTM) from Johns Hopkins University and a BSEE from the University of Tennessee.

10

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Compensation Principles

We believe the top growing companies design their compensation program to attract, motivate, and retain highly talented individuals to drive business success. We further believe that the ideal programs tend to be principle-based rather than rules-based with such best practices compensation programs providing for the opportunity for executives and other key employees to achieve significant compensation upon the realization of objectives that clearly benefit a company and its stockholders. The Company believes that best-practices plan will reflect the following principles:

(1) Compensation should be related to performance

A proper compensation program should reinforce our Company’s business and financial objectives. Employee compensation will vary based on Company versus individual performance. When the Company performs well against the objectives that the Board will set, employees will receive greater incentive compensation. To the extent the business does not achieve or meet these objectives, incentive awards will be reduced or eliminated. An employee’s individual compensation will also vary based on his or her performance, contribution, and overall value to the business. Employees with sustained high performance should be rewarded more than those in similar positions with lesser performance.

(2) Our employees should think like stockholders

The second critical principle of our compensation programs should be to foster an environment where our employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage them to do that is through an equity interest in their company. Equity interest in a company can be achieved in several respects: the establishment of equity incentive plans that provide for the granting of equity-based awards, such as stock options, and/or restricted stock or performance share units to employees. This requires the establishment of an omnibus long-term stock-based incentive plan, which LTIP was approved and adopted by our Board and stockholders. While this plan also provides for traditional stock options, we believe that options should not form the dominant focus of a proper incentive plan and that performance share units or performance vesting restricted stock grants represent a preferred form of equity incentive. The philosophy behind such a structure is that as employees earn more stock (as opposed to options) they will think more like stockholders. Put another way, when all employees become owners, the thing and behave like owners.

(3) Incentive compensation should be a greater part of total compensation for more senior positions

The proportion of an individual’s total compensation that varies with individual and Company performance objectives should increase as the individual’s business responsibilities increase. Thus, cash bonuses and LTIP-based compensation should form the overwhelmingly dominant portion of overall compensation for the Company’s senior employees and the milestones for payouts on those plans for our senior employees are based entirely on corporate results.

Pursuant to Section 102 of the JOBS Act, we have provided reduced executive compensation disclosure.

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Summary Compensation Table for Fiscal Years 2014 and 2013

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2014, and 2013 in all capacities for the accounts of our executives, including the Chief Executive Officer and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Gino M. Pereira,	2014	300,000	150,000	-		-	-	-	17,617	(3)	467,617
Chief Executive Officer	2013	150,000	-	-		-	-	-	-		150,000

David Tunnell,	2014	240,000	120,000	-		-	-	-	14,400	(4)	374,400
Chief Technology Officer	2013	120,000	-	-		-	-	-	-		120,000

Vincent S. Miceli (1),	2014	46,385	-	179,250	(2)	-	-	-	3,600	(5)	229,235
Chief Financial Officer	2013	-	-	-		-	-	-	-		-

(1)	Vincent S. Miceli joined the Company as Vice-President and Chief Financial Officer on September 29, 2014.
(2)	Upon joining the Company on September 29, 2014, Mr. Miceli received 75,000 shares of restricted common stock with a grant date fair value of $179,250.
(3)	Other compensation of $17,617 paid to or on behalf of Gino M. Pereira reflect life insurance premiums of $3,525 and health insurance premiums of $14,092.
(4)	Other compensation of $14,400 paid to David Tunnell reflects reimbursement by the Company for health insurance premiums.
(5)	Other compensation of $3,600 paid to Vincent S. Miceli reflects reimbursement by the Company for health insurance premiums.

Employment Agreements

Effective October 1, 2012, we entered into an employment agreement with Gino M. Pereira, our Chief Executive Officer, which was amended effective March 14, 2013. The employment agreement has an initial term of 3 years beginning on October 1, 2012. The employment agreement provides Mr. Pereira with a base salary of $150,000 per year, increasing to $300,000 per year upon the completion of the Company’s Wocket prototype (which occurred subsequent to year-end of 2013). The amended employment agreement also provides for:

●	Payment of all necessary and reasonable out-of-pocket expenses incurred by the executive in the performance of his duties under the agreement.

●	Eligibility to participate in bonus or incentive compensation plans that may be established by the board of directors from time to time applicable to the executive's services.

●	Eligibility to receive equity awards as determined by the board of directors, or a committee of the board of directors, composed in compliance with the corporate governance standards of any applicable listing exchange.

We do not have employment agreements with Vincent S. Miceli, our Chief Financial Officer or David Tunnell, our Chief Technology officer.

Other Compensation

Corporate Performance Bonus

None.

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Post-Employment Compensation

None.

Employee Benefits

We provide standard health insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible employees. We believe these benefits are consistent with the broad based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees.

Equity Granting Policies

None.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by the named executives as of December 31, 2014. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule. As there are no outstanding awards, this table is blank.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Option (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Gino Pereira	-	-	-	-	-	-	-	$-	$-
David Tunnell	-	-	-	-	-	-	-	$-	$-
Vincent S. Miceli	-	-	-	-	-	-	-	$-	$-

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during the past three years, there have been no transactions, whether directly or indirectly, between our company and any of our officers, directors, beneficial owners of more than 5% of our outstanding common stock or their family members, that exceeded $120,000. Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

3D-ID, LLC

Effective June 25, 2012, the Company acquired certain 100% of the membership interests in 3D-ID, LLC (“3D-ID”), a limited liability company formed in Florida in February 2011 and owned by the Company’s founders. Since this was a transaction between entities under common control, in accordance with Accounting Standards Codification (“ASC”) 805, “Business Combinations”, Nxt-ID recognized the net assets of 3D-ID at their carrying amounts in the accounts of Nxt-ID on the date that 3D-ID was organized, February 14, 2011.

Cash Advances from a Company Officer

During the year ended December 31, 2013, the Company received an aggregate of $64,000 of cash advances from an officer of the Company and made aggregate repayments of $64,000.  The advances were non-interest bearing and short-term in nature.

Technest Holdings, Inc. and Genex Technologies, Inc.

The founders of Nxt-ID were an integral part of the senior management teams at Technest Holdings, an OTC Bulletin Board public company, and its subsidiary Genex Technologies. Genex Technologies was founded in 1995 to develop and commercialize the unique Rainbow® method of capturing 3D data. Since its founding Genex has developed into one of the market leaders in advanced imaging, including 3D and 360-degree technologies.

Genex has developed innovative technologies and products for all aspects of imaging, including capture, processing, display, and enhancement. Genex’s products range from 3D cameras to surveillance algorithms to integrated facial recognition systems.

Genex and Technest have won awards from the Department of Defense, NIH, NIST and NSF amounting to over $30 million in support of this technology.

On August 19, 2011, the Company signed a licensing agreement with Technest Holdings, Inc. and Genex Technologies, Inc., which granted 3D-ID a perpetual sub-licensable, exclusive, worldwide license to use their intellectual property in U.S. Federal and State markets, and a non-exclusive license in all other markets. The Company’s Chief Executive Officer (“CEO”) is a stockholder of and was the former CEO of Technest Holdings, Inc. In consideration of the license of rights affected by this Agreement, 3D-ID is obligated to pay Technest a royalty equal to 5% of net sales with a minimum royalty of $15,000 during the first two years and $20,000 for each contract year thereafter. For the years ended December 31, 2013 and 2012, the Company incurred $15,000 each year, in connection with the agreement. As of December 31, 2013, $35,000 of minimum royalties are included in accrued expenses in the consolidated balance sheet in connection with the agreement. The accrued royalties $35,000 were only payable if the Company chose to maintain an exclusive license. Since the Company was not using the patents in its products, it elected to not pay the accrued royalties of $35,000 and switched to a non-exclusive license arrangement. As a result, the Company reversed the accrued royalty amount back into income in 2014.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

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COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee.  We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s Annual Proxy for the fiscal year ended December 31, 2014.

This Compensation Report has been furnished by the Compensation Committee of the Board of Directors.

David R. Gust

Daniel P. Sharkey

Michael J. D’Almada-Remedios, PhD

15

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with KPMG LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Daniel P. Sharkey

David R. Gust

Michael J. D’Almada-Remedios, PhD

16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2014, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent beneficial owners listed in the table below:

Name	Number of Late Reports	Description
Gino M. Pereira	4	4 transactions were not reported on a timely basis (upon the return of shares pursuant to a financing agreement)
David Tunnell	1	1 transaction was not reported on a timely basis (upon the return of shares pursuant to a financing agreement)
Michael J. D’Almada-Remedios, PhD	1	1 transactions were not reported on a timely basis (upon the acquisition of shares)
Major General David R. Gust, USA, Ret	3	3 transactions were not reported on a timely basis (upon the acquisition of shares)
Daniel P. Sharkey	1	1 transaction was not reported on a timely basis (upon the acquisition of shares)

17

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

KPMG LLP (“KPMG”) has served as our independent auditors since October 30, 2014, and has been appointed by the Board of Directors to continue as our independent auditors for the fiscal year ending December 31, 2015.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of auditors.

KPMG has no interest, financial or otherwise, in our Company. We do not currently expect a representative of KPMG to physically attend the Annual Meeting, however, it is anticipated that a KPMG representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following paragraphs present aggregate fees for professional services rendered by our principal independent registered public accounting firm, KPMG for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2014. Marcum LLP had served as our independent audits since January 15, 2013. Their engagement was terminated on October 8, 2014. The following paragraphs present aggregate fees for professional services rendered by our former principal independent registered public accounting firm, Marcum LLP for the review of our condensed consolidated financial statements for the first and second quarters ended March 31, 2014 and June 30, 2014 and the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2013.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2014 and for the review of our condensed consolidated financial statements for the first, second and third quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, respectively were $195,000.

The aggregate fees billed by Marcum LLP for professional services rendered for the review of our condensed consolidated financial statements for the first and second quarters ended March 31, 2014 and June 30, 2014, respectively, as well as services associated with the filing of a Registration Statement on Form S-1 in 2014 were $66,800. The aggregate fees billed for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2013 as well as services associated with the filing of a Registration Statement on Form S-1 in 2013 were $130,371.

Audit Related Fees

There were no fees for audit related services for the years ended December 31, 2014 and 2013.

Tax Fees

For the Company’s fiscal years ended December 31, 2014 and 2013, we were billed by Marcum LLP, $24,072 and $0, respectively for professional services rendered for tax compliance, tax advice, and tax planning. The billings received by the Company in 2014 for professional services rendered for tax compliance, tax advice, and tax planning pertain to tax years 2013 and prior. No tax services were rendered by KPMG LLP.

All Other Fees

The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal years ended December 31, 2014 and 2013.

Required Vote

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

18

FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholder by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

*************

19

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

August 21, 2015	By Order of the Board of Directors,

/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

20

Appendix A

Nxt-ID, Inc.

AUDIT COMMITTEE CHARTER

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company as well as the independence of such firm, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall be determined by the Board to be “independent” under the Nasdaq Marketplace Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”); provided that one director, who is not independent under the Nasdaq Marketplace Rules applicable to audit committee members, meets the criteria set forth in Section 10A(m)(3) under the Securities Exchange Act of 1934, as amended, and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years and may not serve as chairperson of the Committee. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the financial sophistication standard required by the Nasdaq Marketplace Rules. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

A-1

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to appoint, retain and terminate independent counsel, outside financial experts or other advisors, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms, and to oversee the work of such independent counsel, outside financial experts or other advisors. The Committee will also maintain the authority to receive and respond to complaints regarding accounting, internal accounting controls, or auditing matters. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees, composed of one or more of its independent members, and may delegate authority to one or more designated independent members of the Committee.

Related Party Transactions

Pursuant to Nasdaq Listing Rule 5630, the Committee shall review and approve policies and procedures regarding any transaction between the Company and its officers, directors, affiliates of officers and directors, or other related parties (a “Related Party Transaction”) for which disclosure in the Company’s filings with the SEC is required pursuant to Item 404 of Regulation S-K. The Committee shall consider the facts and circumstances regarding such transactions, including, but not limited to, amounts involved, the relationship of the related person (and those persons identified in the instructions to Item 404(a) of Regulation S-K) with the Company, and terms that would be available in a similar transaction with an unaffiliated third-party. The Audit Committee shall also consider its fiduciary duties, the Company’s obligations under applicable securities laws (including disclosure obligations and director independence rules), and any other applicable law in evaluating a Related Party Transaction. The Audit Committee shall then report its determination regarding such transactions to the full Board of Directors at its next regularly scheduled meeting.

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Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated below. The responsibilities will be updated annually to reflect changes in regulatory requirements, authoritative guidance, evolving oversight practices, and the results of the Company’s annual review of the Audit Committee Charter.

The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.

1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.

2.	The Committee will review and update the Audit Committee Charter and Responsibilities Calendar annually.

3.	The Committee will complete an annual evaluation of the Committee’s performance.

4.	The Committee will provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.

5.	The Company will include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.

6.	The Committee will appoint or replace the independent auditor and determine the terms on which the independent auditor is engaged for the ensuing fiscal year and, at least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and on any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

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7.	The Committee will resolve any disagreements between management and the independent auditor about financial reporting.

8.	The Committee will establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing that the Committee must pre-approve all auditing services and non-audit services (other than “prohibited non-audit services”) to be provided to the Company by its independent auditor. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full Committee at its next scheduled meetings.

The following shall be “prohibited non-audit services”: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementations; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board (the “PCAOB”) prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

9.	The Committee will review the responsibilities, functions and performance of the Company's internal audit department.

10.	The Committee will ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

11.	The Committee will advise the Board as to whether the Committee consists of three or more members, all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

12.	The Committee will inquire of the Finance management, and the independent auditor, about significant risks or exposures; review the Company's policies for risk assessment and risk management; and assess the steps management has taken to control such risk to the Company.

13.	The Committee will review with the independent auditor and Finance management the audit scope and plan and coordinate audit efforts to ensure completeness of coverage, reduction of redundant efforts, effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

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14.	The Committee will consider and review with Finance management and the independent auditor:

a.	The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation; and
b.	The adequacy of the Company’s internal controls including computerized information system controls and security; and
c.	Any related significant findings and recommendations of the independent auditor and internal audit together with management’s responses; and
d.	The adequacy of disclosures about changes in internal control over financial reporting.

15.	The Committee will review with Finance management any significant changes to GAAP and/or MAP policies or standards.

16.	The Committee will review with Finance management and the independent auditor at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes; and
b.	The independent auditor’s audit of the financial statement and its report thereon; and
c.	Any significant changes required in the independent auditor’s audit plan; and
d.	Any serious difficulties or disputes with management encountered during the course of audit and management’s response; and
e.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

17.	The Committee will review with Finance management and the independent auditor, at least annually, the Company’s critical accounting policies.

18.	The Committee will consider and review with Finance management:

a.	Significant findings during the year and management’s responses; and
b.	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; and
c.	Any changes required in planned scope of their audit plan.

19.	The Committee will participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.

20.	The Committee will review and discuss with Finance management and the independent auditor the Company’s quarterly financial statements.

21.	The Committee will review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

22.	In connection with each periodic report of the Company, the Committee will review:

a.	Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting; and
b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Section 302 and 906 of the Sarbanes-Oxley Act.

23.	The Committee will monitor the appropriate standards adopted as a code of conduct for the Company.

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24.	The Committee will review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

25.	The Committee will develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Company’s Code of Conduct or Whistleblower Policy.

26.	The Committee will meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.

27.	The Committee will meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.

28.	The Committee will set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.

The Committee will ensure that these policies, as enforced, prohibit any independent auditor from providing audit services to the Company if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by the independent auditor and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

29.	The Committee will discuss with the independent auditor the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time.

30.	The Committee will inform each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or related services for the Company, that such firm must report directly to the Committee.

31.	The Committee will evaluate the rotation of the audit partners on the audit engagement team of the independent auditors as required by law.

32.	The Committee will obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

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Appendix B

Nxt-ID, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, (a) be determined by the Board to be “independent” under the applicable Nasdaq Marketplace Rules, (b) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to oversee the work of such experts or consultants and to approve the firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Subject to an election by the Company to rely on the exemption available to Smaller Reporting Companies, the Committee shall undertake an independence assessment prior to selecting any compensation consultant, legal counsel, or other advisors that will provide advice to the Committee as may be required by the Nasdaq Marketplace Rules from time to time. It is expected that the Committee shall evaluate, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflicts of interest. Finally, it is expected that the Committee shall preapprove any services to be provided to the Company or its subsidiaries by any of the Committee’s compensation consultants.

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The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of any applicable Nxt-ID, Inc. corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:

1. Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2. Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3. Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4. Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5. Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO's compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6. Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7. Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8. Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9. Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10. At any time the Company is required to include a “Compensation Discussion and Analysis” (“CD&A”) in its annual proxy statement, produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11. At least annually, review and make recommendations about changes to the charter of the Committee.

12. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

13. Discuss the results of the shareholder advisory vote on “say-on-pay,” if any, with regard to the named executive officers.

14. Oversee the preparation of a CD&A at any time the Company is required to include such CD&A in the Company’s annual proxy statement. The Committee shall also review and discuss the CD&A with management each year and, based on that review and discussion, determine whether or not to recommend to the Board of Directors that the CD&A be included in the Company’s annual proxy statement.

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Appendix C

Nxt-ID, Inc.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Role

The Corporate Governance and Nomination Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall be determined by the Board to be independent under the Nasdaq Marketplace Rules, provided that one director who is not independent under the Nasdaq Marketplace Rules applicable to nominations committee members and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees composed of one or more of its independent members and may delegate authority to one or more designated independent members of the Committee.

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Responsibilities

Subject to the provisions of the Nasdaq Marketplace Rules, the principal responsibilities and functions of the Governance and Nomination Committee are as follows:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Nxt-ID, Inc’s shareholders.

2. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3. Present to the Board candidates for all directorships to be filled by the Board.

4. Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

5. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

6. Assist in identifying, interviewing and recruiting candidates for the Board.

7. Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

8. Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

9. Develop and periodically review and recommend to the Board appropriate revisions to the Company's corporate governance policies.

10. Monitor compliance with the Company’s corporate governance policies.

11. Regularly review and make recommendations about changes to the charter of the Governance and Nomination Committee.

12. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

13. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

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01 Gino M. Pereira

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RETURN THE ENCLOSED PROXY.

NXT-ID, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

SEPTEMBER 23, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a shareholder of Nxt-ID, Inc. (the “Company”), hereby appoints Gino M. Pereira, as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held on September 23, 2015 at 288 Christian Street, HC 2nd Floor, Oxford, CT 06478, at 9:00 am. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER, 31, 2015.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS ON SEPTEMBER 23, 2015 AT 9:00 A.M. (EASTERN STANDARD TIME) AT 288 CHRISTIAN STREET, HC 2ND FLOOR, OXFORD, CT 06478 □

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